EXHIBIT 32.1

STATEMENT PURSUANT TO
18 U.S.C. SECTIONS 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Winston Johnson, Chief Executive Officer of Winsonic Digital Media Group, Ltd. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) The Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2007, to which this certification accompanies (the "Annual Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2007	/s/ Winston Johnson
Winston Johnson, Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)